THIS DOCUMENT CONSISTS OF 3 PAGES.


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  __________

                                  FORM 8-A/A
                               AMENDMENT NO. 1

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                     BRILLIANT DIGITAL ENTERTAINMENT, INC.
            (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                                 95-4592204
(State of Incorporation or Organization)           (IRS Employer
                                                Identification No.)


6355 TOPANGA CANYON BOULEVARD, SUITE 513,
   WOODLAND HILLS, CALIFORNIA                          91367
(Address of principal executive officer)            (Zip Code)


If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [ ]

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

      Title of each class                  Name of each exchange on which
      TO BE SO REGISTERED                  EACH CLASS IS TO BE REGISTERED
      -------------------                  ------------------------------

Common Stock, par value $.001 per share         American Stock Exchange

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                     None

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Item 1.   DESCRIPTION OF SECURITIES TO BE REGISTERED.
          ------------------------------------------

      Reference is made to the discussion set forth under the caption "Description of Capital Stock" contained in the Prospectus included in Amendment No. 3 to Registration Statement on Form S-1 of Brilliant Digital Entertainment, Inc. ("Registrant") under the Securities Act of 1933, as amended. Such discussion is incorporated herein by reference to Registrant's Amendment No. 3 to Registration Statement on Form S-1 (File No. 333-12163) and set forth as Exhibit 3.3 hereto.

Item 2.   EXHIBITS.
          --------

 1.1 Registrant's Registration Statement on Form S-1, as amended, File No. 333-12163, which is incorporated herein by this reference.

 3.1 Amended and Restated Certificate of Incorporation of Registrant - incorporated by reference to Exhibit 3.1 of Registrant's Amendment No. 1 to Registration Statement on Form S-1, File No. 333-12163.

 3.2 Amended and Restated Bylaws of Registrant - incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1, File No. 333-12163.

 3.3 Pages 62 through 64 from Registrant's Amendment No. 3 to Registration Statement on Form S-1, File No. 333-12163, containing the discussion set forth under the caption "Description of Capital Stock," which is incorporated herein by this reference.

 4.1  Specimen Common Stock Certificate - incorporated by reference to Exhibit
      4.1 of Registrant's Amendment No. 1 to Registration Statement on Form S-1, File No. 333-12163.

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                                   SIGNATURE



      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              BRILLIANT DIGITAL ENTERTAINMENT, INC.



Date: November 20, 1996       By:   /S/ MICHAEL OZEN

                                    --------------------------------------
                                         Michael Ozen
                                    Its: Chief Financial Officer

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